UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 14, 2019
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

On November 7, 2018, Diebold Nixdorf, Incorporated and Diebold Nixdorf AG agreed to implement a merger of Diebold Nixdorf AG (as transferring entity) into Diebold Nixdorf Holding Germany Inc. & Co. KGaA (“Diebold KGaA”), a wholly-owned direct subsidiary of Diebold Nixdorf, Incorporated, as surviving entity. In this context, a squeeze-out of the remaining minority shareholders of Diebold Nixdorf AG against adequate cash compensation pursuant to Sections 78, 62 paras. 1 and 5 of the German Transformation Act (Umwandlungsgesetz) in conjunction with Sections 327a et seq. of the German Stock Corporation Act (Aktiengesetz) would be carried out. Diebold KGaA currently owns 94.8% of the outstanding shares of Diebold Nixdorf AG (i.e., excluding treasury shares held by a subsidiary of Diebold Nixdorf AG.
Today, the external valuation expert to Diebold KGaA informed Diebold KGaA and Diebold Nixdorf AG that the amount of the adequate cash compensation determined by such expert on the basis of the valuation of Diebold Nixdorf AG is anticipated to be EUR 54.80 per Diebold Nixdorf AG share which corresponds to the three month volume weighted average share price of Diebold Nixdorf AG prior to the announcement of the intention to implement a merger squeeze-out on November 7, 2018. The valuation has been confirmed by the preliminary assessment of the court-appointed auditor. The final determination of the cash compensation by Diebold KGaA will occur after the finalization of the valuation and auditing activities.
The management board of Diebold Nixdorf AG decided that Diebold Nixdorf AG would, subject to the approval by the supervisory board of Diebold Nixdorf AG and the final determination of the cash compensation in an adequate amount by Diebold KGaA after the finalization of the valuation and auditing activities, enter into a merger agreement with Diebold KGaA pursuant to which Diebold Nixdorf AG will transfer its assets as a whole with all rights and obligations to Diebold KGaA by dissolution without liquidation according to Sections 2 no. 1, 78, 60 et seq. of the German Transformation Act (merger by means of absorption) (the “Merger Agreement”). On January 29, 2019, the supervisory board of Diebold Nixdorf AG is expected to approve the conclusion of the Merger Agreement, the signing of which is scheduled for January 31, 2019. The management board of Diebold Nixdorf AG intends to convene an extraordinary general meeting on March 14, 2019, to resolve on the transfer of the shares held by the Diebold Nixdorf AG minority shareholders to Diebold KGaA (the “Transfer Resolution”).
The effectiveness of the cash merger squeeze-out will be subject, among others, to the resolution by the general meeting of Diebold Nixdorf AG and the registration of the Transfer Resolution and the merger in the commercial register.
The information contained in this Item 7.01 disclosure shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements can generally be identified as forward-looking because they include words such as “believes”, “anticipates”, “expects”, “could”, “should” or words of similar meaning. Statements that describe the future plans of Diebold Nixdorf, Inc. (the “Company”), its objectives or goals are also forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may affect the Company's results include, among others: the ultimate impact of the domination and profit and loss transfer agreement with Diebold Nixdorf AG (“DPLTA”) and the outcome of the appraisal proceedings initiated in connection with the implementation of the DPLTA; the ultimate outcome and results of integrating the operations of the Company and Diebold Nixdorf AG; the Company’s ability to successfully complete the merger squeeze-out, its ultimate impact and any appraisal proceedings or other litigation that may be initiated in connection with the implementation of the merger squeeze-out; the ultimate outcome of the Company’s pricing, operating and tax strategies applied to Diebold Nixdorf AG and the ultimate ability to realize cost reductions and synergies; the Company’s ability to successfully operate its strategic alliances in China; the changes in political, economic or other factors such as interest rates, currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the Company's operations, including the impact of the Tax Act; the Company’s reliance on suppliers and any potential disruption to the Company’s global supply chain; changes in the Company's relationships with customers, suppliers, distributors and/or partners in its business ventures; the impact of market and economic conditions on the financial services and retail industries; the capacity of the Company’s technology to keep pace with a rapidly evolving marketplace; pricing and other actions by competitors; the effect of legislative and regulatory actions in the United States and internationally; the Company’s ability to comply with government regulations; the impact of a security breach or operational failure on the Company's business; the

Company’s ability to successfully integrate acquisitions into its operations; the impact of the Company’s strategic initiatives, including DN Now; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the Company’s success in divesting, reorganizing or exiting non-core businesses; the Company’s ability to comply with covenants contained in the agreements governing its debt; and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2017 and in other documents that the Company files with the SEC. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The Company assumes no obligation to update any forward-looking statements, which speak only to the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
January 14, 2019	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary